                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Section Section 240.14a-12


                                 PUMATECH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)  Title of each class of securities to which transaction applies:

           -------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

           -------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           -------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:

           -------------------------------------------------------------------
      (5)  Total fee paid:

           -------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

           -------------------------------------------------------------------
      (2)  Form.  Schedule or Registration Statement No.:

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      (3)  Filing Party:

           -------------------------------------------------------------------
      (4)  Date Filed:

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

                                PUMATECH, INC.
                      2550 North First Street, Suite 500
                          San Jose, California 95131

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 6, 2001

To the Stockholders of Puma Technology, Inc.:

   You are invited to attend the Annual Meeting of Stockholders of Pumatech, Inc. which will be held on Thursday, December 6, 2001, at 9:00 a.m. local time, at the Beverly Heritage Hotel, 1820 Barber Lane, Milpitas, California, for the following purposes:

      1. To elect six members of the board of directors to hold office until the 2002 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

      2. To vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as Pumatech's independent public accountants for the fiscal year ending July 31, 2002.

      3. To transact such other business as may properly come before the meeting.

   Only stockholders of record at the close of business on October 25, 2001 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the principal office of Pumatech.

                                          By Order of the Board of Directors

                                          STEPHEN A. NICOL
                                          Secretary

San Jose, California
November 2, 2001

   STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY IS REVOCABLE, AND YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THE MEETING. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                PUMATECH, INC.
                      2550 North First Street, Suite 500
                          San Jose, California 95131

              Proxy Statement for Annual Meeting of Stockholders

                               December 6, 2001

   The accompanying proxy is solicited by the board of directors of Pumatech, Inc., a Delaware corporation, ("Pumatech" or the "Company") for use at the 2001 Annual Meeting of Stockholders to be held December 6, 2001, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is November 2, 2001, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

                              GENERAL INFORMATION

   Annual Report. An annual report for the fiscal year ended July 31, 2001 is enclosed with this Proxy Statement.

   Voting Securities. Only stockholders of record as of the close of business on October 25, 2001 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 44,885,667 shares of common stock of Pumatech, par value $0.001 per share, issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Pumatech's Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

   Solicitation of Proxies. The cost of soliciting proxies will be borne by Pumatech. In addition to soliciting stockholders by mail and through its regular employees, Pumatech may request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of Pumatech registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

   Voting and Revocability of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Pumatech at or before the taking of the vote at the Annual Meeting of Stockholders a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Pumatech at or before the taking of the vote at the Annual Meeting of Stockholders, or (iii) attending the Annual Meeting of Stockholders and voting in person (although attendance at the Annual Meeting of Stockholders will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Pumatech, Inc. at 2550 North First Street, Suite 500, San Jose, California 95131, Attention:
Secretary, or hand-delivered to the Secretary of Pumatech at or before the taking of the vote at the Annual Meeting of Stockholders.

Stock Splits

   All share and option numbers in this proxy statement have been adjusted to reflect the 2-for-1 stock split paid to our stockholders in the form of a stock dividend on March 22, 2000.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information, as of September 30, 2001 with respect to the beneficial ownership of Pumatech's common stock by (i) each director and director nominee of Pumatech, (ii) the chief executive officer and the four other most highly compensated executive officers of Pumatech whose salary and bonus for the fiscal year ended July 31, 2001 exceeded $100,000,
(iii) all directors and executive officers of Pumatech as a group and (iv) each person known by Pumatech to own more than 5% of Pumatech's common stock.

                                                   Shares of Common Stock
                                                    Beneficially Owned(1)
                                                  ------------------------
                                                   Number of     Percentage
Name and Address of Beneficial Owner(1)           Shares Owned   Ownership
---------------------------------------           ------------   ----------
Directors and Executive Officers
Bradley A. Rowe..................................  2,802,700(2)     6.25%
Stephen A. Nicol.................................  1,873,360(3)     4.18%
Michael M. Clair.................................    607,000(4)     1.35%
M. Bruce Nakao...................................    576,762(5)     1.29%
Kelly J. Hicks...................................    412,289(6)        *
Michael J. Praisner..............................     25,000(7)        *
Kirsten Berg-Painter.............................     25,000(8)        *
Richard Walker...................................    123,947(9)        *
John W. Stossel..................................    300,350(10)       *
All current directors and executive officers as a
  group (9 persons) (2)(3)(4)(5)(6)(7)(8)(9).....  6,746,408(11)   15.04%

--------
  * Represents less than 1%.
 (1)Percentage ownership is based on 44,864,911 shares of common stock outstanding as of September 30, 2001. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days after September 30, 2001 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Options granted under Pumatech's Amended and Restated 1993 Stock Option Plan (the "Option Plan") are fully exercisable from the date of grant, subject to Pumatech's right to repurchase any unvested shares at the original exercise price upon termination of employment. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each of the individuals listed in the table is: c/o Pumatech, Inc., 2550 North First Street, Suite 500, San Jose, California 95131.
 (2)Represents (i) 500,000 shares subject to options which are exercisable within 60 days of September 30, 2001, (ii) 125,000 shares registered in the name of the Bradley Alan & Tanya Elaine Rowe Charitable Remainder Unitrust, of which Mr. Rowe is a trustee and (iii) 1,877,100 shares registered in the name of the Bradley Alan Rowe and Tanya Elaine Rowe Trust UA 8 31 93 & TE ROWE Revocable Living Trust, of which Mr. Rowe is a trustee.
 (3)Includes 719,780 shares subject to options which are exercisable within 60 days of September 30, 2001.
 (4)Includes (i) 115,000 shares subject to options which are exercisable within 60 days of September 30, 2001, (ii) 60,000 shares held by the MacLean-Clair Family Limited Partnership, of which Mr. Clair is a general partner, (iii) 32,000 shares registered in the names of children of Mr. Clair and (iv) 400,000 shares registered in the name of Audrey MacLean and Michael M. Clair, as Trustees, or their successors, of the Audrey MacLean and Michael Clair Trust Agreement UAD 12/1/90. The 60,000 shares held by the MacLean-Clair Family Limited Partnership can be voted and disposed of by Mr. Clair and Audrey MacLean acting together.

 (5)Represents (i) 363,637 shares subject to options which are exercisable within 60 days of September 30, 2001, (ii) 86,322 shares registered in the name of the M. Bruce Nakao FBO 1994 Trust UAD 4/28/94, of which Mr. Nakao is a trustee, (iii) 240,978 shares registered in the name of M. Bruce Nakao and Marilynn Occhipinti as tenants in common and (iv) 63,462 shares held by B&Z Investments, L.P. ("B&Z"), of which Mr. Nakao is a general partner. The 63,462 shares held by B&Z can be voted and disposed of by Mr. Nakao acting alone. Mr. Nakao disclaims beneficial ownership of the stock held by B&Z except to the extent of his pecuniary interest therein.
 (7)Includes 25,000 shares subject to options which are exercisable within 60 days of September 30, 2001.
 (8)Includes 25,000 shares subject to options which are exercisable within 60 days of September 30, 2001.
 (9)Includes 120,000 shares subject to options which are exercisable within 60 days of September 30, 2001.
(10)Includes 150,000 shares subject to options which are exercisable within 60 days of September 30, 2001.
(11)Includes 2,204,417 shares subject to options which are exercisable within 60 days of September 30, 2001.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   Six directors, constituting Pumatech's full board of directors, are to be elected at the Annual Meeting. If elected, the nominees will serve as directors until Pumatech's Annual Meeting of Stockholders in 2002, and until their successors are elected and qualified.

   Management's nominees for election to the board of directors, and certain information with respect to their age and background, are set forth below. Management knows of no reason why any nominee should be unable or unwilling to serve. However, if any nominee(s) should for any reason be unable or unwilling to serve, the proxies will be voted for such substitute nominees as management may designate.

   If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected as directors. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e. "broker non-votes", will be counted as present for purposes of determining if a quorum is present.

                                                                                Director
Name                                 Position with Pumatech                 Age  Since
----                                 ----------------------                 --- --------
Bradley A. Rowe..... President, Chief Executive Officer and Director        41    1993
Stephen A. Nicol.... Senior Vice President, Sales and Business Development, 41    1993
                     Secretary and Director
Michael M. Clair.... Chairman of the Board                                  53    1995
M. Bruce Nakao...... Director                                               57    1999
Michael J. Praisner. Director                                               55    2001
Kirsten Berg-Painter Director                                               41    2001

   Mr. Rowe co-founded Pumatech in August 1993 and has served as president since October 1993 and chief executive officer since March 1995. He has also served as a director of Pumatech since August 1993. Prior to founding Pumatech, from January 1991 to July 1993, he held various management positions at SystemSoft Corporation, a PC system software supplier, including vice president of worldwide sales and general manager of desktop computing. In June 1988, Mr. Rowe co-founded Extar Technologies, a manufacturer's representative of PC products, where he held a number of management positions, including vice president of sales and president until December 1990. From November 1983 to June 1988, Mr. Rowe served in various sales positions at Western Digital Corporation, a storage management company, including director of western area sales. Mr. Rowe currently serves as a director of several privately-held companies. Mr. Rowe holds a BS degree in engineering and management science from Princeton University.

   Mr. Nicol co-founded Pumatech in August 1993. He served as senior vice president of sales of Pumatech until November 1999, when he was appointed senior vice president of sales and business development. He has also served as a director of Pumatech since August 1993. Prior to founding Pumatech, he served in several capacities at SystemSoft Corporation, including director of sales for Japan and Asia Pacific from July 1992 to July 1993 and as sales manager for the Eastern United States from November 1991 to July 1992. Mr. Nicol co-founded Extar Technologies in June 1988 where he served until November 1991 as vice president of sales. Previously, Mr. Nicol served as OEM manager for Western Digital Corporation and computer sales representative for Hewlett-Packard Company, a global provider of computing and imaging solutions and services. He holds an AB degree in Political Science from Princeton University.

   Mr. Clair became a director of Pumatech in December 1994 and has served as chairman of the board of Pumatech since March 1995. Since June 1995, Mr. Clair has served as an independent financial consultant. Mr. Clair was a founder of SynOptics Communications (now Nortel Networks), a computer networking company, and from January 1987 to November 1992, served as vice president of sales and marketing and then as senior vice president of sales and customer service of SynOptics. Mr. Clair has more than 25 years of experience in data processing, data and voice communications and local area networking. He spent the early part of his career with Tymshare, Inc., a computer time-sharing company, and ROLM, a manufacturer of digital PBX equipment, in a variety of sales and marketing positions. He holds a BS degree in business and an MBA degree from the University of Buffalo. Mr. Clair is a director of several private companies.

   Mr. Nakao became a director of Pumatech in May 1999. Prior to joining Pumatech's board of directors, from June 1996 to May 1999, Mr. Nakao was senior vice president, finance and administration and the chief financial officer of Pumatech. Prior to that, from May 1986 to June 1996, Mr. Nakao served in several capacities at Adobe Systems Incorporated, a software company, most recently as its senior vice president, finance and administration, chief financial officer and treasurer. Prior to his retirement, Mr. Nakao was with Ask Jeeves, Inc., an Internet search company, where he served as its senior vice president, finance and administration and chief financial officer from April 1999 until July 2000. He holds a BA degree in business and economics from the University of Washington and a MBA degree from Stanford University.

   Mr. Praisner became a director of Pumatech in March 2001. Prior to his retirement, from April 1998 to October 1999, Mr. Praisner served as vice president of finance and administration and chief financial officer of Beyond.com Corporation, an online software resale company. From 1995 to 1997, Mr. Praisner served as vice president, finance and administration, chief financial officer, and secretary of Silicon Storage Technology, Inc., a supplier of flash memory devices. From 1994 to 1995, Mr. Praisner served as vice president, finance and chief financial officer of MicroModule Systems, Inc., a manufacturer of multichip modules for computer and telecommunications applications. From 1992 to 1993, Mr. Praisner served as vice president, finance and chief financial officer of Electronics for Imaging, Inc., a manufacturer of color desktop publishing computer systems. During part of 1991, Mr. Praisner served as vice president, finance and chief financial officer of Digital Link Corp., a computer communications equipment company. From 1989 to 1991, Mr. Praisner served as corporate controller of Applied Materials Inc., a manufacturer of semiconductor wafer fabrication equipment. He holds a BA degree in liberal arts and MBA degree from Southern Methodist University and is a Certified Public Accountant.

   Ms. Berg-Painter became a director of Pumatech in August 2001. Since November 2000, Ms. Berg-Painter has served as an independent marketing consultant. From July 1998 to October 2000, Ms. Berg-Painter served as senior vice president of worldwide marketing at Clarify, Inc. (now a division of Nortel Networks), a software developer. From 1989 to 1998, Ms. Berg-Painter served in various capacities with Aspect Communications Corporation, a provider of customer relationship portals, last serving as general manager and vice president of one of its product divisions. Previously, Ms. Berg-Painter served as director of product marketing for AST Research, Inc., a personal computer manufacturer; as director of marketing for Syntellect, Inc., a provider of call-center technology and hosted service solutions; and in various marketing positions at IBM, a provider of computer hardware and software, in Norway. Ms. Berg-Painter currently serves as a member of the advisory board for On Your Mind, Inc., an enterprise software company. She holds a BA degree in business and economics from University of California, Los Angeles and attended business school at Norges Handleshoyskolen in Bergen, Norway.

Board Meetings and Committees

   During the fiscal year ended July 31, 2001, the board of directors held seven meetings. No directors attended fewer than 75% of the total number of meetings of the board of directors or committees of the board of directors held in the fiscal year ended July 31, 2001, except that Mr. Praisner only attended two of the seven board meetings.

   The board of directors has an audit committee, a compensation committee and a stock option committee.

   The audit committee's function is to review with Pumatech's independent accountants and management the annual financial statements and independent accountants' opinion, the scope and results of the examination of Pumatech's financial statements by the independent accountants, approve all professional services and related fees performed by the independent accountants, recommend the retention of the independent accountants to the board of directors, subject to ratification by the stockholders, and periodically review Pumatech's accounting policies and internal accounting and financial controls. See "Report of the Audit Committee of the Board of Directors." The members of the audit committee are Messrs. Clair, Nakao and Praisner. During the fiscal year ended July 31, 2001, the audit committee held four meetings.

   The compensation committee's function is to review and establish salary levels for executive officers, including the chief executive officer, and certain other management employees and to grant stock options. The members of the compensation committee are Messrs. Clair, Nakao and Praisner. During the fiscal year ended July 31, 2001, the compensation committee held two meetings.

   The stock option committee consisted of Mr. Rowe for the fiscal year ended July 31, 2001. The stock option committee held no meetings during the fiscal year and typically takes action by written consent. This committee is primarily responsible for approving all stock option grants of 15,000 shares or fewer to new and continuing employees (other than executive officers). Mr. Rowe will continue serving as the stock option committee for the fiscal year ended 2002.

Vote Required and Board of Directors Recommendation

   If a quorum representing a majority of all outstanding shares of common stock is present and voting, either in person or by proxy, the six nominees for director receiving the highest number of votes will be elected. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes, on the other hand, will have no effect on the outcome of the vote. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED ABOVE.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

   The following table sets forth information concerning the compensation of the chief executive officer of Pumatech and the four other most highly compensated executive officers of Pumatech as of July 31, 2001 whose total salary and bonus for the fiscal year ended July 31, 2001 exceeded $100,000, for services in all capacities to Pumatech, during the fiscal years ended July 31, 2001, 2000 and 1999:

                          Summary Compensation Table

                                       Annual Compensation                       Long Term
                                       -------------------                  Compensation Awards
                                Fiscal                      Other Annual   Securities Underlying
  Name and Principal Position    Year  Salary($)  Bonus($) Compensation($)      Options(#)
  ---------------------------   ------ ---------  -------- --------------- ---------------------
Bradley A. Rowe                  2001  $300,000   $120,000       --             500,000(1)
  President and Chief            2000   270,833   $120,000       --             500,000(1)
  Executive Officer............  1999   218,750         --       --             320,000(2)

Stephen A. Nicol...............  2001   240,000     57,600       --             400,000(1)
 Senior Vice President,          2000   240,000     57,600       --             400,000(1)
  Sales and Business             1999   212,917         --       --             320,000(2)
  Development

Kelly J. Hicks.................  2001   215,000     43,000       --             200,000(1)
 Vice President of               2000   200,417     43,000       --             200,000(1)
  Operations and Chief           1999    18,333         --   21,203(3)          270,000(2)
  Financial Officer

John Stossel                     2001   255,000     90,000       --             150,000(1)
  Vice President of              2000    16,667     10,000       --             150,000(1)
  Professional Services........  1999    72,500         --    30,825(3)         300,000(2)

Richard Walker                   2001   145,833         --       --              120,000
  Vice President of              2000        --         --       --                 --
  Marketing and Online Services  1999        --         --       --                 --

--------
(1)Represents shares for options previously granted in fiscal year 2000 which were cancelled and replaced pursuant to the July 31, 2001 regrant program.
(2)Represents: (i) for Mr. Rowe, 320,000 shares for options previously granted in fiscal years 1997 and 1996 which were canceled and replaced pursuant to the October 29, 1998 repricing; (ii) for Mr. Nicol, 320,000 shares for options previously granted in fiscal years 1997 and 1996 which were canceled and replaced pursuant to the October 29, 1998 repricing; (iii) for Mr. Hicks, 60,000 shares for options previously granted in fiscal year 1997 which were canceled and replaced pursuant to the October 29, 1998 repricing; and (iv) for Mr. Stossel, 300,000 shares for options previously granted in fiscal year 1997 which were canceled and replaced pursuant to the October 29, 1998 repricing.
(3)Represents a loan and accrued interest from Pumatech that was forgiven.

Stock Options Granted in Fiscal Year 2001

   The following table provides the specified information concerning grants of options to purchase Pumatech's common stock made during the fiscal year ended July 31, 2001 to the persons named in the Summary Compensation Table:

                       Option Grants In Last Fiscal Year



                                   Individual Grants                    Potential Realizable Value
                 ------------------------------------------------------  at Assumed Annual Rates
                   Number of     % of Total                                   of Stock Price
                  Securities      Options                                    Appreciation for
                  Underlying     Granted to                                   Option Term(3)
                    Options     Employees in  Exercise Price Expiration --------------------------
      Name       Granted(#)(1) Fiscal Year(2)     (S/Sh)        Date       5% ($)       10% ($)
      ----       ------------- -------------- -------------- ----------   --------    ----------
Bradley A. Rowe.    500,000        12.01%        $  2.10     7/30/2011  $660,339     $1,673,430
Stephen A. Nicol    400,000         9.61%        $  2.10     7/30/2011  $528,271     $1,338,744
Kelly J. Hicks..    200,000         4.80%        $  2.10     7/30/2011  $264,136     $  669,372
John W. Stossel.    150,000         3.60%        $  2.10     7/30/2011  $198,102     $  502,029
Richard M.Walker    120,000         2.88%        $7.3594     12/1/2010  $555,394     $1,407,479

--------
(1)The board of directors has discretion, subject to plan limits, to modify the terms of options and to reprice the options. Each option is fully exercisable from the time of grant, subject to Pumatech's right to repurchase any unvested shares at the original exercise price in the event of the optionee's termination. Shares generally vest at the rate of / 1//\\4\\ after 12 months from the date of grant and 1/4 of the total number of shares each month thereafter. Options granted in July 2001 as part of the option exchange were vested on the date of grant to the extent that the cancelled options would have been vested on such date.
(2)An aggregate of 4,162,635 options to purchase shares of common stock of Pumatech were granted to employees during the fiscal year under the Amended and Restated 1993 Stock Option Plan and the 2000 Supplemental Stock Option Plan.
(3)Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed five percent (5%) and ten percent (10%) rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent Pumatech's estimate or projection of the future common stock price. This table does not take into account any appreciation or depreciation in the price of the common stock to date.

Option Exercises and Fiscal 2000 Year-End Values

   The following table provides the specified information concerning exercises of options to purchase Pumatech's common stock in the fiscal year ended July 31, 2001, and unexercised options held as of July 31, 2001, by the persons named in the Summary Compensation Table:

                Aggregated Option Exercises In Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                 Number of Securities         Value of Unexercised
                                                Underlying Unexercised        In-the-Money Options
                                             Options at July 31, 2001(#)     at July 31, 2001($)(1)
                                             ---------------------------- ----------------------------
                    Shares
                  Acquired on     Value
      Name        Exercise(#) Realized($)(2) Exercisable(3) Unexercisable Exercisable(4) Unexercisable
      ----        ----------- -------------- -------------- ------------- -------------- -------------
Bradley A. Rowe..   225,200     $1,611,056      500,000          --                --         --
Stephen A. Nicol.        --             --      719,780          --          $299,394         --
Kelly J. Hicks...    10,000        180,625      363,637          --                --         --
John W. Stossel..        --             --      150,000          --                --         --
Richard M. Walker        --             --      120,000          --                --         --

--------
(1)Calculated on the basis of the fair market value of the underlying securities at July 31, 2001 of $2.03 per share, as reported by the Nasdaq National Market, minus the aggregate exercise price.
(2)"Value Realized" represents the fair market value of the underlying securities on the exercise date minus the aggregate exercise price of such options.

(3)All options are fully exercisable, subject to Pumatechs right to repurchase any unvested shares at the original exercise price in the event of the optionee's termination. Shares generally vest at the rate of 1/4 after 12 months from the date of grant and 1/48 of the total number of shares each month thereafter.
(4)Does not include options that had an exercise price greater than the per share closing price of $2.03 on July 31, 2001 as reported by the Nasdaq National Market.

                         Ten Year Option/SAR Repricing

   The following table sets forth information regarding options held by executive officers of the Company that were re-priced pursuant to an option exchange that was made available to all employees, officers and directors of the Company who held options with an exercise price equal to or greater than $15.00. The Compensation Committee of the Board of Directors implemented the exchange program in order to restore the incentive value of such options.

                          Number of
                          Securities                                           Length of
                          Underlying                                            Original
                           Options/                                           Option Term
                             SARs    Market Price Exercise Price              Remaining at
                           Repriced   at Time of    at Time of                  Date of
                              or     Repricing or  Repricing or  New Exercise Repricing or
      Name         Date    Amended    Amendment     Amendment       Price      Amendment
      ----        ------- ---------- ------------ -------------- ------------ ------------
Bradley A. Rowe.. 7/30/01  500,000      $2.10        $28.2500       $2.10       4/13/10
Stephen A. Nicol. 7/30/01  400,000       2.10         28.2500        2.10       4/13/10
Kelly J. Hicks... 7/30/01  200,000       2.10         28.2500        2.10       4/13/10
                                                      29.0625                    5/3/10
                                                      23.6250                    6/2/10
John W. Stossel.. 7/30/01  150,000       2.10         25.8750        2.10       7/14/10
Richard M. Walker      --       --         --              --          --            --

                                          COMPENSATION COMMITTEE

                                          Michael M. Clair
                                          M. Bruce Nakao
                                          Michael J. Praisner

Compensation Committee Interlocks and Insider Participation

   The compensation committee currently consists of Mr. Clair, Mr. Nakao and Mr. Praisner. Mr. Nakao served as Pumatech's senior vice president and chief financial officer until May 1999. No member of the compensation committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. See also "Certain Transactions".

Director Compensation

   All of our directors are reimbursed for their out-of-pocket expenses incurred in attending board and committee meetings. In addition, non-employee directors receive a $2,000 fee for each board meeting that they attend and a fee of $500 for each committee meeting that they attend. In addition, during fiscal year 2001, Mr. Clair received aggregate consulting fees of $4,000. Directors are also eligible to receive stock option grants under the Option Plan. In the fiscal year ended July 31, 2001, Messrs. Clair and Praisner received options to purchase 100,000 and 25,000 shares, respectively of Pumatech's common stock with an exercise price of $2.10 and $4.125 per share, respectively.

Employment Contracts and Termination of Employment and Change of Control Arrangements

   The Company has not entered into employment agreements with any of its Named Executives. On April 13, 2000, Pumatech entered into change in control agreements with the following Named Executives: Bradley Rowe, Stephen Nicol, and Kelly Hicks.

   The change in control agreements provide for accelerated vesting of all stock options held by the executive and the release of all of the Company's rights to repurchase shares if such executive's employment is terminated within 12 months of a change in control. A change in control is defined as the occurrence of any of the following events:

      (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), excluding existing beneficial owners as of the date of the change in control agreement, is or becomes the "beneficial owner" (as defined in Section 13d-3 of said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities, excluding conversion of any convertible securities issued as of the date of the change in control agreement;

      (b) The composition of the Board of Directors changes during any period of 36 months such that individuals who at the beginning of the period were members of the Board of Directors (the "Continuing Directors") cease for any reason to constitute at least a majority thereof; unless at least 66 2/3% of the Continuing Directors has either (i) approved the election of the new Directors, (ii) if the election of the new Directors is voted on by stockholders, recommended that the stockholders vote for approval, or (iii) other-wise deter-mined that such change in composition does not constitute a Change of Control, even if the Continuing Directors do not constitute a quorum of the whole Board (it being understood that this requirement shall not be capable of satisfaction unless there is at least one Continuing Director);

      (c) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets;

      (d) the term Change of Control shall not include either of the following events under-taken at the election of the Company:

          (i) Any transaction, the sole purpose of which is to change the state of the Company's incorporation; or

          (ii) A transaction, the result of which is to sell all or substantially all of the assets of the Company to another corporation (the "surviving corporation") provided that the surviving corporation is owned directly or indirectly by the stockholders of the Company immediately following such transaction in substantially the same proportions as their ownership of the Company's common stock immediately preceding such transaction.

   The change in control agreements also provide for the payment of severance benefits to the executive in the event that such executive is terminated without Cause or the executive terminates his or her employment as a result of an Involuntary Termination. In either such event, the terminated executive will be entitled to receive six months of base compensation and the Company will continue to pay for coverage of the executive under the Company's health, life, dental and other insurance programs for a period of six months.

   "Cause" is defined as (i) any act of personal dishonesty taken by the executive in connection with his or her responsibilities as an employee and intended to result in substantial personal enrichment; (ii) the executive being convicted of a felony; or (iii) a willful act by the executive which constitutes gross misconduct and which is injurious to the Company.

   "Involuntary Termination" is defined as (i) without the consent of the executive, his or her assignment to any duties or the significant reduction of his or her duties, either of which is inconsistent with his or her position or title with the Company and responsibilities in effect immediately prior to such assignment, or his or her removal from such position and responsibility, or a reduction in his or her title; (ii) a greater than 10% reduction by the Company in his or her base compensation as in effect immediately prior to such reduction; provided, however, that such reduction shall not apply if substantially all executive officers of the Company agree to a similar reduction in base compensation; or
(iii) any purported termination of the executive by the Company (other than a voluntary termination initiated by the executive) which is not effected for disability or for Cause.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires Pumatech's executive officers, directors and persons who beneficially own more than 10% of Pumatech's common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish Pumatech with copies of all Section 16(a) forms filed by such person.

   Based solely on Pumatech's review of such forms furnished to Pumatech and written representations from certain reporting persons, Pumatech believes that during the fiscal year ended July 31, 2001, it has complied with all filing requirements applicable to Pumatech's executive officers, directors and greater than 10% stockholders.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

   The following is the report of the compensation committee of Pumatech, describing the compensation policies and rationale applicable to Pumatech's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended July 31, 2001. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that Pumatech specifically incorporates it by reference into such filing.

To: Board of Directors

   The committee is responsible for setting and administering the policies governing annual compensation of the executive officers of Pumatech. For all executive officers, the committee reviews the performance and compensation levels for executive officers, sets salary levels and recommends option grants under the Option Plan. The members of this committee for the fiscal year ended July 31, 2001 were Mr. Clair, Mr. Nakao and Mr. Praisner, who were non-employee directors of Pumatech for the fiscal year ended July 31, 2001.

Overview

   The goals of Pumatech's executive officer compensation policies are to attract, retain and reward executive officers who contribute to Pumatech's success, to align executive officer compensation with Pumatech's performance and to motivate executive officers to achieve Pumatech's business objectives. Pumatech uses salary and option grants to attain these goals. The committee reviews compensation surveys and other data to enable the committee to compare Pumatech's compensation package with that of similarly-sized high technology companies in Pumatech's geographic areas.

   During the fiscal year ended July 31, 1999, Pumatech's board of directors approved a 401(k) matching plan for all employees which was implemented during the fiscal year ended July 31, 2000. Since September 1997, Pumatech has had in effect a profit sharing plan for non-officer employees.

Salary

   Base salaries of executive officers, other than for Mr. Rowe, Pumatech's president and chief executive officer, are reviewed annually by the committee, and adjustments are made based on individual executive officer performance, scope of responsibilities and levels paid by similarly-sized high technology companies in the applicable geographic area.

Stock Options

   Pumatech strongly believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. The size of an initial option grant to an executive officer has generally been determined with reference to similarly-sized high technology companies in the relevant geographic area for similar positions, the responsibilities and future contributions of the executive officer, as well as recruitment and retention considerations.

   In January 2001, Pumatech announced a voluntary stock option exchange program for its employees. Under the program, Pumatech employees were given the opportunity to cancel outstanding stock options previously granted to them in exchange for an equal number of new options to be granted at a future date. The exchange was limited to employees who held options with an exercise price equal to or greater than $15.00 per share.

Chief Executive Officer Compensation

   The committee annually reviews the performance and compensation of Mr. Rowe. Mr. Rowe has served as Pumatech's president since October 1993 and chief executive officer since March 1995. The compensation of Mr. Rowe is based upon the same criteria as the other executive officers of Pumatech. Mr. Rowe received a bonus of $120,000 for the fiscal year ended July 31, 2000 which was paid in September, 2000. While the chief executive officer makes recommendations about the compensation levels, goals and performance of the other executive officers, he does not participate in discussions regarding his own compensation or performance.

                                          COMPENSATION COMMITTEE

                                          Michael M. Clair
                                          M. Bruce Nakao
                                          Michael J. Praisner (Since May 2001)

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended July 31, 2001, which include the consolidated balance sheets of the Company as of July 31, 2001 and 2000, and the related consolidated statements of operations, shareholders' equity and cash flow for each of the three years in the period ended July 31, 2001, and the notes thereto.

Composition

   The Audit Committee of the Board of Directors is currently composed of three independent directors, as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers, and operates under a written charter adopted by the Board of Directors, a copy of which is attached hereto as Appendix A. The members of the Audit Committee are Messrs. Claire, Nakao and Praisner.

Responsibilities

   The responsibilities of the Audit Committee include reviewing and monitoring the corporate financial reporting and the internal and external audits of the Company. Management is responsible for the Company's internal audit and control functions and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. In addition to overseeing these processes, the Audit Committee is responsible for considering and recommending the appointment of, and reviewing fee arrangements with, the Company's independent auditors.

Review with Management and Independent Auditors

   The Audit Committee has reviewed and discussed the Company's audited financial statements with management and the Company's independent auditors, PricewaterhouseCoopers LLP. In addition, the Audit Committee has consulted with management and PricewaterhouseCoopers LLP prior to the presentation of financial statements to shareholders and during the process of the Company's review of its accounting treatment for certain product purchase and development agreements. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, including, among other items, matters related to the conduct of the audit of the Company's financial statements. PricewaterhouseCoopers LLP has provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with PricewaterhouseCoopers LLP its independence from the Company.

Conclusion

   Based upon the reviews and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended July 31, 2001, as filed with the Commission.

                                          COMPENSATION COMMITTEE

                                          Michael M. Clair
                                          M. Bruce Nakao
                                          Michael J. Praisner (Since May 2001)

Audit Fees

   During the year ended July 31, 2001, the aggregate fees billed by PricewaterhouseCoopers LLP for the audit of the Company's financial statements including reviews of the Company's interim quarterly financial statements were approximately $193,750.

Financial Information Systems Design and Implementation Fee

   There were no fees billed for professional services related to financial information systems design and implementation for the year ended July 31, 2001.

Other Fees

   The aggregate fees billed for all professional services rendered by PricewaterhouseCoopers LLP for the year ended July 31, 2001 other than those described in the previous two paragraphs were approximately $63,107 principally for preparation and review of federal and state tax returns and services relating to registration of foreign branch offices).

                       COMPARISON OF STOCKHOLDER RETURN

   The following line graph compares the cumulative total return to stockholders on Pumatech's common stock since December 5, 1996, the first day of trading following the date of Pumatech's initial public offering, and ending on July 31, 2001. The graph compares stockholder return on Pumatech's common stock with the same cumulative total return on the Hambrecht & Quist Computer Software Index and the Nasdaq Stock Market-U.S. Index. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that Pumatech specifically incorporates it by reference into such filing.

   The graph assumes that $100 was invested on December 5, 1996 in Pumatech's common stock, in the Hambrecht & Quist Computer Software Index and in the Nasdaq Stock Market-U.S. Index and that all dividends were reinvested. No dividends have been declared or paid on Pumatech's common stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

                COMPARISON OF 56 MONTH CUMULATIVE TOTAL RETURN*
AMONG PUMATECH, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE JP MORGAN H
                          & Q COMPUTER SOFTWARE INDEX


                                    [CHART]

 PUMATECH, INC. NASDAQ STOCK MARKET (U.S.) JP MORGAN H & Q COMPUTER SOFTWARE 12/5/1996 100 100 100
1/97 160.53 130.16 99.78
4/97 80.26 118.52 89.57
7/97 88.16 150.33 115.99
10/97 65.13 150.72 122.74
1/98 67.11 153.58 120.78
4/98 61.84 177.16 151.94
7/98 58.55 176.91 148.11
10/98 37.5 168.61 126.08
1/99 41.12 240.34 161.1
4/99 56.58 242.95 143.89
7/99 56.58 252.84 168.62
10/99 389.47 285.04 215.46
1/00 807.89 375.62 322.75
4/00 644.74 368.25 316.35
7/00 421.05 360.06 299
10/00 285.54 321.58 347.33
1/2001 207.24 263.04 282.45
4/2001 82.74 201.22 202.46
7/2001 42.74 193.3 175.6

*$100 INVESTED ON 12/5/96 IN STOCK OR INDEX--INCLUDING REINVESTMENT OF
 DIVIDENDS. FISCAL YEAR ENDING JULY 31.

                             CERTAIN TRANSACTIONS

   Some of Pumatech's directors, executive officers and affiliates have entered into transactions with it as follows:

   In April 2001, Pumatech loaned its Chief Financial Officer $235,000 which is repayable on or before April 16, 2002. The interest rate is 6% per annum. In the event that the officer's employment with the Company is terminated, any unpaid principal and interest shall be due on the 185th day from the termination, or on the due date, whichever is sooner.

   In July 1999 Bruce Nakao, a director of the Company issued a promissory note to Pumatech in the principal amount of $315,000 in connection with Mr. Nakao's purchase of 143,413 shares of the Company's common stock. Such note bears interest at a rate of 5.32% per year with unpaid interest and principal payable in July 2002. Accrued interest is payable annually. The note is secured by the common shares purchased by Mr. Nakao. The Company may call the note if Mr. Nakao sells the shares that were given as security for the note or if any interest is not paid when due.

   Pumatech's Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

   Pumatech's bylaws provide that Pumatech shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. Pumatech has also entered into indemnification agreements with its officers and directors containing provisions that may require Pumatech, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors and officers' insurance if available on reasonable terms.

                                PROPOSAL NO. 2

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The board of directors of Pumatech has selected PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of Pumatech for the fiscal year ending July 31, 2002. PricewaterhouseCoopers LLP has acted as Pumatech's independent accountants since Pumatech's inception. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

   The affirmative vote of a majority of the votes cast at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of common stock of Pumatech is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS PUMATECH'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2002.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                            AT NEXT ANNUAL MEETING

   Pumatech has an advance notice provision under its bylaws for stockholder business to be presented at meetings of stockholders. Such provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of Pumatech. To be timely, a stockholder proposal must be received at Pumatech's principal executive offices not less than 120 calendar days in advance of the date Pumatech's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders; except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than thirty calendar days from the date contemplated at the time of the previous year's proxy statement or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

   Proposals of stockholders intended to be presented at the Annual Meeting of the Stockholders of Pumatech for the fiscal year ended July 31, 2002 must be received by Pumatech at its offices at 2550 North First Street, Suite 500, San Jose, California 95131 no later than July 5, 2002 and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in Pumatech's proxy statement for that meeting.

   Stockholder proposals related to Pumatech's Annual Meeting of Stockholders for the fiscal year ended July 31, 2002, but submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, must be received by Pumatech prior to September 18, 2002 in order to withhold authority of management proxies to use their discretionary voting authority with respect to any such proposal.

                         TRANSACTION OF OTHER BUSINESS

   At the date of this Proxy Statement, the only business which the board of directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          STEPHEN A. NICOL
                                          Secretary

November 2, 2001

                                  APPENDIX A

                            AUDIT COMMITTEE CHARTER

Purpose

   The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to its shareholders, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements.

   In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

   The Committee shall review the adequacy of this Charter on an annual basis.

Membership and Meetings

   The Committee shall be comprised of not less than three non-employee members of the Board. The Board shall designate a chairman of the Committee. The Committee's composition will meet the requirements of the Audit Committee Policy of the NASDAQ.

   Accordingly, all of the members will be directors who:

  . Have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

  . Are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

   The Committee shall meet at least four times annually or more frequently as the committee may deem appropriate

Key Responsibilities

   The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including any internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

   The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  . Review and discuss with management and the independent auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61.

  . Review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

  . Discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

  . The audit committee shall review the independence and performance of the auditors. With respect to the independence of the independent auditors, the Committee shall:

--Requestfrom the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

--Discusswith the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

--Recommendthat the Board take appropriate action to oversee the independence of the outside auditor.

  . The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

Other Matters

   The Committee shall prepare such reports as are required by the Securities and Exchange Commission for inclusion in the Company's annual proxy statement and maintain minutes of its meetings.

  PUMATECH, INC.
  DECEMBER 6, 2001 9:00 A.M.
  0072TD
--------------------------------------------------------------------------------

  [_] Mark this box with an "X" if you have made changes to your name or address details below.



                                                       --------
                                                      |  A1701 |
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--------------------------------------------------------------------------------
 PROXY CARD
--------------------------------------------------------------------------------
Please mark vote in box in the following manner using dark ink only.    X

--------------------------------------------------------------------------------
 A vote FOR the following proposals is recommended by the Board of Directors
--------------------------------------------------------------------------------

 1. Election of Directors: Nominees:                     For        Withhold

 01-Bradley A. Rowe                                      [_]           [_]

 02-Stephen A. Nicol                                     [_]           [_]

 03-Michael M. Clair                                     [_]           [_]

 04-M. Bruce Nakao                                       [_]           [_]

 05-Michael J. Praisner                                  [_]           [_]

 06-Kirsten Berg-Painter                                 [_]           [_]


--------------------------------------------------------------------------------
 A vote FOR the following proposals is recommended by the Board of Directors
--------------------------------------------------------------------------------
                                                      For    Against    Abstain

2. To ratify the appointment of                       [_]      [_]        [_]
PricewaterhouseCoopers LLP as Pumatech's independent public accountants for the fiscal year ending July 31, 2002.




                             YOUR VOTE IS IMPORTANT
PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Sign exactly as your name(s) appear on your stock certificate. If shares of stock stand of record in the name of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder, should give their full title. Please date this Proxy.



Signature 1 _____________________________________________ Date _________________


Signature 2 _____________________________________________ Date _________________

PROXY                          Pumatech, Inc.                              PROXY

                    Proxy for Annual Meeting of Stockholders
                         To be Held on December 6, 2001


The undersigned hereby appoints Bradley A. Rowe and Kelly J. Hicks, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in Pumatech, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Beverly Heritage Hotel, 1820 Barber Lane, Milpitas, California, on December 6, 2001 at 9:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated November 2, 2001 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

 THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION
           IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 AND 2.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN
 AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE
                          REPRESENTED AT THE MEETING.

                  (Continued and to be signed on reverse side.)

                                                                          0072UB